EXHIBIT 10.2

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Jack W. Oehlke (the “Employee”) desire to amend, effective October 24, 2002, Employee’s December 27, 1993 Employment Contract, as amended (the “Agreement”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following amendment to the Agreement is executed. Except as provided in this amendment, the other terms and conditions set out in the Agreement remain in full force and effect.

1.	Section 10a of the Agreement is hereby amended to read in full as follows:

“10.	TERMINATION
a.	Employer’s Board of Directors and/or its President and its CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, all rights, duties and obligations of both parties shall cease except that Employer shall pay Employee for Employee’s accumulated unused vacation and subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. The foregoing notwithstanding, if such termination occurs after a Change of Control, Employer shall continue to pay employee’s base salary only in effect prior to termination for a period of two years after termination. Also, for the period during which any such payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA period, at Employee’s sole expense.”

2.	A new Section 10f is added to the Agreement to read in full as follows:

“f.	As used herein, a Change in Control shall be deemed to occur if any of the following shall occur: (A) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then-outstanding securities (other than as a result of an acquisition by any such person of securities directly from the Company); (B) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or any Subsidiary); (C) the approval by the Company’s shareholders of a merger or consolidation, a statutory share exchange, a sale or disposition of all or substantially all the Company’s assets or a plan of liquidation or dissolution of the Company; or (D) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company’s shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Jack W. Oehlke

By:	/s/ Ronald F. Klawitter	By:	/s/ Jack W. Oehlke
Name:	Ronald F. Klawitter	Name:	Jack W. Oehlke
Title:	Executive Vice President
Date:	November 4, 2002	Date:	November 4, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Craig D. Gates (the “Employee”) desire to amend, effective October 24, 2002, Employee’s October 27, 1994 Employment Contract, as amended (the “Agreement”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following amendment to the Agreement is executed. Except as provided in this amendment, the other terms and conditions set out in the Agreement remain in full force and effect.

1.	Section 10a of the Agreement is hereby amended to read in full as follows:

“10.	TERMINATION
a.	Employer’s Board of Directors and/or its President and its CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, all rights, duties and obligations of both parties shall cease except that Employer shall pay Employee for Employee’s accumulated unused vacation and subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. The foregoing notwithstanding, if such termination occurs after a Change of Control, Employer shall continue to pay employee’s base salary only in effect prior to termination for a period of two years after termination. Also, for the period during which any such payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA period, at Employee’s sole expense.”

2.	A new Section 10f is added to the Agreement to read in full as follows:

“f.	As used herein, a Change in Control shall be deemed to occur if any of the following shall occur: (A) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then-outstanding securities (other than as a result of an acquisition by any such person of securities directly from the Company); (B) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or any Subsidiary); (C) the approval by the Company’s shareholders of a merger or consolidation, a statutory share exchange, a sale or disposition of all or substantially all the Company’s assets or a plan of liquidation or dissolution of the Company; or (D) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company’s shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Ronald F. Klawitter

By:	/s/ Jack W. Oehlke	By:	/s/ Ronald F. Klawitter
Name:	Jack W. Oehlke	Name:	Ronald F. Klawitter
Title:	President and CEO
Date:	November 4, 2002	Date:	November 4, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Michael D. Chard (the “Employee”) desire to amend, effective October 24, 2002, Employee’s July 28, 2000 Employment Contract, as amended (the “Agreement”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following amendment to the Agreement is executed. Except as provided in this amendment, the other terms and conditions set out in the Agreement remain in full force and effect.

1.	Section 9a of the Agreement is hereby amended to read in full as follows:

“9.	TERMINATION
a.	Employer’s Board of Directors and/or its President and its CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, all rights, duties and obligations of both parties shall cease except that Employer shall pay Employee for Employee’s accumulated unused vacation and subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. The foregoing notwithstanding, if such termination occurs after a Change of Control, Employer shall continue to pay employee’s base salary only in effect prior to termination for a period of two years after termination. Also, for the period during which any such payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA period, at Employee’s sole expense.”

2.	A new Section 9f is added to the Agreement to read in full as follows:

“f.	As used herein, a Change in Control shall be deemed to occur if any of the following shall occur: (A) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then-outstanding securities (other than as a result of an acquisition by any such person of securities directly from the Company); (B) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or any Subsidiary); (C) the approval by the Company’s shareholders of a merger or consolidation, a statutory share exchange, a sale or disposition of all or substantially all the Company’s assets or a plan of liquidation or dissolution of the Company; or (D) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company’s shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Craig D. Gates

By:	/S/ Jack W. Oehlke	By:	/S/ Craig D. Gates
Name:	Jack W. Oehlke	Name:	Craig D. Gates
Title:	President and CEO
Date:	November 4, 2002	Date:	November 4, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Michael D. Chard (the “Employee”) desire to amend, effective October 24, 2002, Employee’s July 28, 2000 Employment Contract, as amended (the “Agreement”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following amendment to the Agreement is executed. Except as provided in this amendment, the other terms and conditions set out in the Agreement remain in full force and effect.

1.	Section 9a of the Agreement is hereby amended to read in full as follows:

“9.	TERMINATION
a.	Employer’s Board of Directors and/or its President and its CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, all rights, duties and obligations of both parties shall cease except that Employer shall pay Employee for Employee’s accumulated unused vacation and subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. The foregoing notwithstanding, if such termination occurs after a Change of Control, Employer shall continue to pay employee’s base salary only in effect prior to termination for a period of two years after termination. Also, for the period during which any such payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA period, at Employee’s sole expense.”

2.	A new Section 9f is added to the Agreement to read in full as follows:

“f.	As used herein, a Change in Control shall be deemed to occur if any of the following shall occur: (A) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then-outstanding securities (other than as a result of an acquisition by any such person of securities directly from the Company); (B) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or any Subsidiary); (C) the approval by the Company’s shareholders of a merger or consolidation, a statutory share exchange, a sale or disposition of all or substantially all the Company’s assets or a plan of liquidation or dissolution of the Company; or (D) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company’s shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Michael D. Chard

By:	/S/ Jack W. Oehlke	By:	/S/ Michael D. Chard
Name:	Jack W. Oehlke	Name:	Michael D. Chard
Title:	President and CEO
Date:	November 4, 2002	Date:	November 4, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Efren R. Perez (the “Employee”) desire to amend, effective October 24, 2002, Employee’s July 10, 1997 Employment Contract, as amended (the “Agreement”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following amendment to the Agreement is executed. Except as provided in this amendment, the other terms and conditions set out in the Agreement remain in full force and effect.

1.	Section 9a of the Agreement is hereby amended to read in full as follows:

“9.	TERMINATION
a.	Employer’s Board of Directors and/or its President and its CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, all rights, duties and obligations of both parties shall cease except that Employer shall pay Employee for Employee’s accumulated unused vacation and subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. The foregoing notwithstanding, if such termination occurs after a Change of Control, Employer shall continue to pay employee’s base salary only in effect prior to termination for a period of two years after termination. Also, for the period during which any such payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA period, at Employee’s sole expense.”

2.	A new Section 9f is added to the Agreement to read in full as follows:

“f.	As used herein, a Change in Control shall be deemed to occur if any of the following shall occur: (A) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then-outstanding securities (other than as a result of an acquisition by any such person of securities directly from the Company); (B) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or any Subsidiary); (C) the approval by the Company’s shareholders of a merger or consolidation, a statutory share exchange, a sale or disposition of all or substantially all the Company’s assets or a plan of liquidation or dissolution of the Company; or (D) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company’s shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Efren R. Perez

By:	/S/ Jack W. Oehlke	By:	/S/ Efren R. Perez
Name:	Jack W. Oehlke	Name:	Efren R. Perez
Title:	President and CEO
Date:	November 4, 2002	Date:	November 7, 2002